UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ________________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 20, 2004
    ________________________________________________________________________


                               CELADON GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-23192                 13-3361050
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



         One Celadon Drive, Indianapolis, IN           46235
       (Address of principal executive offices)      (Zip Code)



               Registrant's telephone number, including area code:
                                 (317) 972-7000



                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not applicable.

Item 3.   Bankruptcy or Receivership.

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

          Not applicable.

Item 6.   Resignations of Registrant's Directors.

          Not applicable.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          EXHIBIT
          NUMBER            EXHIBIT TITLE
-------------------------------------------------------------------------
           99.1 Transcript of Celadon Group, Inc. Third Quarter Conference Call Held on April 20, 2004

Item 8.   Change in Fiscal Year.

          Not applicable.

Item 9.   Regulation FD Disclosure.

     The information contained in Item 12 below is incorporated by reference into this Item 9.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

          Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

          Not applicable.

Item 12.  Results of Operations and Financial Condition.

     On Monday, April 19, 2004, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing its financial and operating results for the three and nine months ended March 31, 2004, the third fiscal quarter of the Company's fiscal year ending June 30, 2004 (the "Press Release"). On Tuesday, April 20, 2004, the Company held a conference call (the "Conference Call") to discuss the Press Release, as well as certain other historical and forward-looking financial and statistical information. A copy of the transcript of the Conference Call is attached to this report as Exhibit 99.1.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The conference call transcript filed as Exhibit 99.1 to this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon information currently available to management and management's perception thereof as of the date of the Conference Call. Actual results of the Company's operations could materially differ from those forward-looking statements. Such differences could be caused by a number of factors including, but not limited to, excess tractor and trailer capacity in the trucking industry; decreased demand for our services or loss of one or more of our major customers; surplus inventories; recessionary economic cycles and downturns in customers' business cycles; strikes, work slow downs, or work stoppages at our facilities, or at customer, port, or other shipping related facilities; our ability to execute our strategic plan; increases in compensation for and difficulty in attracting and retaining qualified drivers and independent contractors; increases in insurance premiums and deductible amounts; elevated experience in the frequency or severity of claims relating to accident, cargo, workers' compensation, health, and other matters; increases or rapid fluctuations in fuel prices, as well as fluctuations in hedging activities and surcharge collection, the volume and terms of diesel purchase commitments, interest rates, fuel taxes, tolls, and license and registration fees; fluctuations in foreign currency exchange rates; increases in the prices paid for new revenue equipment; increases in interest rates or decreased availability of capital or other sources of financing for our planned revenue equipment upgrade; decreases in the resale value of our used equipment; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, and intermodal competitors; regulatory requirements that increase costs or decrease efficiency, including recently revised hours-of-service requirements for drivers; our ability to identify acceptable acquisition candidates, consummate acquisitions, and integrate acquired operations; the timing of, and any rules relating to, the opening of the border to Mexican drivers; the effects of actual or threatened military action or terrorist attacks or responses, including security measures that may impede shipping efficiency, especially at border crossings; and risks described from time to time in reports filed by the Company with the Securities and Exchange Commission. Readers should take these factors into account in evaluating any such forward-looking statements.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CELADON GROUP, INC.


Date: April 22, 2004                 By:   /s/ Stephen Russell
                                        ---------------------------------
                                          Stephen Russell, Chairman and
                                          Chief Executive Officer

                                  EXHIBIT INDEX

      99.1 Transcript of Celadon Group, Inc. Third Quarter Conference Call Held on April 20, 2004